UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 25, 2026
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Main Street
Floor 6
San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 27, 2026, Affirm Holdings, Inc. (the "Company") issued a Shareholder Letter (the "Letter") regarding its financial results for the fourth fiscal quarter ended June 30, 2026. A copy of the Letter is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The Letter attached hereto as Exhibit 99.1 includes certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are contained in the Letter and the financial tables attached thereto.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 25, 2026, the Board of Directors (the “Board”) of the Company appointed Michael Linford to serve as President of the Company, effective August 27, 2026.

Mr. Linford served as the Company’s Chief Operating Officer from September 2024 until his appointment as President, prior to which he served as the Company’s Chief Financial Officer from August 2018 until November 2024. In connection with his promotion to the role of President, Mr. Linford adds oversight of the Company’s legal, compliance, public affairs, revenue and global markets functions to his responsibilities and continues his oversight of the Company’s brand, communications, enterprise risk, finance, internal audit and people functions. Additional biographical information for Mr. Linford is included in the Company’s proxy statement that was filed on October 24, 2025.

Libor Michalek continues to serve as President of the Company overseeing the Company’s engineering, risk, operations, product and design functions and as a member of the Company’s Board.

Messrs. Linford and Michalek report to Max Levchin, the Company’s Chief Executive Officer and Chair of the Company’s Board, who continues to set the Company’s vision and strategic direction.

This appointment did not result in any change to the compensation arrangements of Mr. Linford. He will continue to participate in the Company’s existing executive compensation plans and arrangements on their current terms, as described in the Company’s proxy statement filed on October 24, 2025.

There are no family relationships between either Mr. Linford and any director or executive officer of the Company. Mr. Linford does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Shareholder Letter dated August 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Rob O’Hare
Name: Rob O’Hare
Title: Chief Financial Officer

Date: August 27, 2026